NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

STATE OF TEXAS	§
§
COUNTIES OF STEPHENS, SHACKELFORD AND CALLAHAN	§

KNOW ALL BY THESE PRESENTS:

THAT WHITT OIL & GAS, INC., a Texas corporation, whose address is P. O. Box 1708, Albany, Texas 76430-1708 (Shackelford County) (“Assignor”), as the owner of the oil and gas leases described in Exhibit “A” hereto, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does hereby Grant, Sell, Transfer and Assign to the following named persons the following stated overriding royalty interests in and to all oil, gas casinghead gas, and other hydrocarbon substances produced, saved and marketed from the land subject to said leases:

(a)          2% to _________________________ , whose address is _______________________________;

(b)          2% to ____________________________, whose address is ____________________________; and

(c)          2% to _____________________, whose address is ___________________________________;

effective as of 7:00 a.m. CDT, December 1, 2009 (the “Effective Time”);

TO HAVE AND TO HOLD each interest herein transferred and assigned unto each respective assignee and such assignee’s heirs, executors, administrators and assigns, forever, subject only to the following terms and provisions:

A.	This assignment is made without warranty of title, express or implied, except as to parties claiming by, through or under Assignor, but not otherwise.

B.	Each overriding royalty interest herein transferred is payable out of and only out of the oil and gas produced, saved and marketed, pursuant to the terms and provisions of the said leases.

C.
Each overriding royalty interest herein transferred shall be free of all development, production and operating expenses, but shall be chargeable with its proportionate part of all gross production taxes and other taxes properly assessable thereto.

D.
Each overriding royalty interest herein transferred shall not be paid or accrued on any oil, gas, casinghead gas and other hydrocarbon substances used for operating, development or production purposes on the lands subject to the said leases or unavoidably lost, nor paid upon gas used for repressuring or recycling operations or pressure maintenance operations benefiting said lands.

E.
Assignor, his heirs, executors, administrators and assigns, shall have the right to pool the oil and gas leases and lands covered hereby, or any portion thereof, with other lands and leases into voluntary units, or into units as established by any governmental authority having jurisdiction, and if the leases, and the lands covered thereby, or any part thereof, are pooled accordingly, then each overriding royalty interest herein conveyed shall be reduced in proportion that the acreage burdened by each overriding royalty interest bears to all the acreage included in any pooled unit.

IN WITNESS WHEREOF, Assignor has executed and delivered this assignment of overriding royalty interest this ____ day of December, 2009, to be effective as of the Effective Time.

ASSIGNOR:

WHITT OIL & GAS, INC.

By:
W. J. Whitt, President

STATE OF TEXAS	§
§
COUNTY OF ___________________________________	§

This instrument was acknowledged before me on December ____, 2009, by W. J. Whitt, President of Whitt Oil & Gas, Inc., a Texas corporation, on behalf of said corporation.

[Notarial Seal]
Notary in and for the State of Texas

My Commission Expires:

EXHIBIT “A”

Leases

1.
That certain Oil, Gas and Mineral Lease dated September 17, 2007, by and between Eugene Bell, Lessor, and E & D Bell, LLC, Lessee, recorded in Volume 194, Page 360, Real Property Records of Callahan County, Texas, covering the following two (2) parcels of land in Callahan County, Texas, to-wit:

Tract I: Being 40 acres as near as is practicable in the form of a square around the LCS Production of McWhorter #1 well, 2306’ FNL and 330’ FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

Tract II: Being 40 acres as near as is practicable in the form of a square around the Ratex Energy, Inc. No. 3 Young well, 330’ FSL and 330’ FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

2.
That certain Oil, Gas and Mineral Lease dated September 17, 2007, by and between Harold Elledge, Lessor, and E & D Bell, LLC, Lessee, recorded in Volume 194, Page 363, Real Property Records of Callahan County, Texas, covering the following two (2) parcels of land in Callahan County, Texas, to-wit:

Tract I: Being 40 acres as near as is practicable in the form of a square around the LCS Production of McWhorter #1 well, 2306’ FNL and 330’ FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

Tract II: Being 40 acres as near as is practicable in the form of a square around the Ratex Energy, Inc. No. 3 Young well, 330’ FSL and 330’ FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

3.
That certain Oil and Gas Lease dated ________________________, by and between Sharon White Stewart, Lessor, and Whitt Oil & Gas, Inc., Lessee, recorded in Volume _______, Page _______, Real Property Records of Stephens County, Texas, and recorded in Volume ________, Page ________, Real Property Records of Shackelford County, to the extent, and to the extent only, that said lease covers the following parcel of land, to-wit:

Tract III: All of the Southeast One-fourth (SE/4) of Section 55, B.A.L., A-2746, Stephens and Shackelford Counties, Texas.